Exhibit 99.1

Commercial Company with a Focus on Pain January 2019 © Copyright 2019. Egalet Corporation 1

Forward Looking Statements Statements included in this presentation that are not historical in nature are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations, and are subject to known and unknown uncertainties, risks and other factors that may cause our or our industry’s actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. You can identify forward-looking statements by terminology such as “may,” “could,” “plans,” “future,” “expects,” “goal,” “intends,” “assess,” “continue to,” “potential,” “anticipates,” “believes,” “estimates,” “predicts,” or “focus” or the negative of these terms or other comparable terminology. Forward-looking statements contained in this presentation include, but are not limited to statements regarding: (i) our proposed acquisition of assets from Iroko Pharmaceuticals Inc. (the “Iroko Acquisition”), our proposed plan of reorganization under Chapter 11 of the Bankruptcy Code (the “Restructuring”) and the risks related to described below; (ii) the potential market size for our products; (iii) the timing or likelihood of regulatory filings, decisions and approvals for our products and product candidates; (iv) our expectations regarding the potential safety, efficacy, or clinical utility of our product candidates; (v) the impact of our existing commercial presence on the commercialization of our new products; (vi) the impact of the addition of our new products on our market presence; (vii) statements regarding the expansion of new prescribers and prescriptions for our products; (viii) the timing of the expansion of dosage levels for our products; (viii) the implications for the success of our products based on our current demand experience; (ix) our expectations regarding our path to sustainability and growth, including our business development plans; (x) the strategic imperatives with regard to our products, including our goals with regard to market access; and (xi) our expectations regarding our finances, including our expenses, projected annual revenue and our funding sources, our use of funds and potential payments under our notes and our royalty rights agreements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. Actual results could differ materially from those discussed due to a number of factors, including, but not limited to: the costs of the restructuring and the ability to emerge expeditiously, including there being no substantial objection to or litigation with respect to the restructuring; the Company’s ability to satisfy the requirements of the Company’s restructuring support agreement with certain of its creditors, including consummation of the proposed plan of reorganization; the Company’s expected motions to be filed in the Chapter 11 proceeding and the dispositions of such motions; the Company’s continued operations and customer and supplier relationships while in a Chapter 11 proceeding; the resources needed to support the Company’s operations while in a Chapter 11 proceeding; the Company’s ability to lower debt and interest payments, operate its business and satisfy its obligations while in a Chapter 11 proceeding; the public disclosure of sensitive business information, including projections, as part of the Chapter 11 proceedings; the anticipated benefits of the Iroko Acquisition and the impact of the Iroko Acquisition on the Company’s earnings, capital structure, strategic plan and results of operations; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement related to the Iroko Acquisition, the failure of the closing conditions to the Iroko Acquisition to be satisfied (or any material delay in satisfying such conditions); the failure to consummate the Iroko Acquisition; the costs, fees, expenses and charges (if any) related to the Iroko Acquisition and the Company’s Chapter 11 proceedings; the Company’s ability to continue as a going concern; the trading price of the Company’s common stock and the liquidity of the trading market with respect thereto, including the fact that the plan or reorganization contemplated by the Company’s restructuring support agreement with certain of its creditors provides for all existing equity interests of our common stockholders to be cancelled and for our common stockholders to lose the full amount of their investment; the Company’s ability to recruit or retain key scientific or management personnel or to retain our executive officers; © Copyright 2019. Egalet Corporation 2

Forward Looking Statements Continued our ability to obtain regulatory approval of our product candidates and supplemental applications relating to our products; our ability to successfully commercialize our products and gain broader acceptance and use of our products; our ability to execute on our sales and marketing strategy, including developing relationships with customers, physicians, payers and other constituencies and other commercial capabilities; the accuracy of our estimates of the size and characteristics of the potential markets for our product candidates and our ability to serve those markets; unexpected safety or efficacy data; competitive factors; changes in the regulatory environment for our products; general market conditions; our need for and ability to obtain future capital; our ability to service our current and future indebtedness; our estimates regarding expenses, future revenues, capital requirements and needs for additional financing; our ability to execute on our business development strategy; and other risk factors described in our filings with the United States Securities and Exchange Commission. Egalet assumes no obligation to update or revise any forward-looking statements contained in this presentation whether as a result of new information or future events, except as may be required by law. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be constitute as an endorsement of such products. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. See Sprix.com and Oxaydo.com for full prescribing information including boxed warning and medication guide. © Copyright 2019. Egalet Corporation 3 *Note: We will discuss the proposed restructuring and asset acquisitions which we expect to close in the first quarter of 2019. Please refer to our form 8-k for additional information about the proposed transaction.

Transformed into a Commercial @IPO Development-stage company Company New Egalet Commercial company No marketed products Two marketed products Development manufacturing Commercial manufacturing Projected $43 MM Revenue $0 revenue 18 headcount 140 headcount © Copyright 2019. Egalet Corporation 4

Core Commercial Competencies © Copyright 2019. Egalet Corporation 5

Demonstrated Commercial Growth


TRx Growth
Record quarter
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Q3-15
Q4-15
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
SPRIX
Nasal Spray
15.75 mg per spray
For Intranasal Use Only

Egalet

© Copyright 2019. Egalet Corporation

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SPRIX® Nasal Spray & OXAYDO ® Q3 Growth • Use in adult patients for the short-term (up to five days) management of moderate to moderately severe pain that requires analgesia at the opioid level • Management of acute and chronic moderate to severe pain where the use of an opioid analgesic is appropriate Indication Q3 Results• $6.1 MM net revenue, an increase of 13% over previous quarter Highest quarterly revenue since acquisition of SPRIX in January 2015 • $1.9 MM net revenue, an increase of 11% over previous quarter Highest quarterly revenue since OXAYDO was licensed in January 2015 • • © Copyright 2019. Egalet Corporation 7 SPRIX Nasal Spray (ketorolac)OXAYDO (oxycodone HCL, USP)

Expanding Commercial Business While Focusing Effort © Copyright 2019. Egalet Corporation 8

Current Environment Supports NSAID Focus Support use of non-opioids 22% decline in opioid Rx’s between ‘13 & ‘171 > 70 MM Rx’s are written for NSAIDS each year2 1. Xponent, IQVIA , Danbury, CT, Accessed March 2017. https://www.ama-assn.org/sites/ama-assn.org/files/corp/media-browser/public/physicians/patient-care/opioid-task-force-progress-report.pdf. 2. Wiegand, T. (2017, December 20). Nonsteroidal Anti-Inflammatory Drug Toxicity. Emergency Medicine. https://emedicine.medscape.com/article/816117-overview. © Copyright 2019. Egalet Corporation 9

Purchase Agreement Signed to Acquire Iroko Assets 1©0 Copyright 2019. Egalet Corporation 10 Anticipate closing in the first quarter of 2019

Portfolio to Address Broader Patient Population* SOLUMATRIX® naproxen *Acquisition expected to close in Q1:19. © Copyright 2019. Egalet Corporation 11 Marketed Osteoarthritis pain Clinical Acute pain Acute pain and Osteoarthritis pain Acute pain Osteoarthritis pain Joint pain Acute and chronic pain

SoluMatrix® Technology for Low-Dose NSAIDs

- NSAID drug particles are approximately 10 to 20 times smaller than their original size
- Reduction in particle size increases surface area, leading to product being quickly dissolved and rapidly absorbed
- NSAIDs delivered at low-dosage strengths w/ rapid absorption and low systemic exposure[1-3]
- Not interchangeable with other oral formulations


Original drug particles


SoluMatrix® drug particles

1. Hussaini A, Solorio D, Young C. Pharmacokinetic properties of low-dose SoluMatrix meloxicam in healthy adults. *Clin Rheumatol.* [epub ahead of print]
2. Desjardins PJ, Olugemo K, Solorio D, Young CL. Pharmacokinetic properties and tolerability of low-dose SoluMatrix diclofenac. *Clin Ther.* 2015;37(2):448-461.
3. Olugemo K, Solorio D, Sheridan C, Young CL. Pharmacokinetics and safety of low-dose submicron indomethacin 20 and 40 mg compared with indomethacin 50 mg. *Postgrad Med.* 2015;127(2):223-231.

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SoluMatrix® Products (indomethacin) acute pain systemic exposure data © Copyright 2019. Egalet Corporation 13 Product VIVLODEX® (meloxicam) ZORVOLEX® (diclofenac) TIVORBEX® Indication Positive Attribute • Osteoarthritis pain • Mild to moderate acute pain & • Osteoarthritis pain • • Mild to moderate • Once Daily • Low dose and low systemic exposure • Low dose and low systemic exposure • 20% lower dose than other diclofenac products • Low dose and low • Opioid sparing

INDOCIN® (indomethacin) INDICATION: FDA-approved for treatment of moderate to severe rheumatoid arthritis including acute flares of chronic disease, moderate to severe ankylosing spondylitis, moderate to severe osteoarthritis, acute painful shoulder (bursitis and/or tendinitis) and acute gouty arthritis Only NSAID available in suppository in the U.S. © Copyright 2019. Egalet Corporation 14

Potential for More Efficiencies and Coverage 82 Iroko Whitespace Territories Iroko Territories Egalet Footprint © Copyright 2019. Egalet Corporation 15

Proposed Transaction and Financials © Copyright 2019. Egalet Corporation 16

Certain Terms of the Iroko Acquisition1 • No upfront cash payment to purchase assets • If transaction is approved, Iroko would receive: – $45 million in new senior secured debt 49% of post-restructuring Egalet equity2 – – Royalty on Indocin annual net sales of more than $20 million 1. 2. Please refer to the Company’s Form 8-k filed with the Securities and Exchange Commission on October 31, 2018 for additional information. Pursuant to the proposed Plan of Reorganization, all existing equity interest in Egalet Corporation will be extinguished. © Copyright 2019. Egalet Corporation 17

Voluntary Plan of Reorganization1 • • Asset purchase agreement is tied to proposed plan of financial reorganization of Egalet In advance of bankruptcy filing, Egalet signed a restructuring support agreement with over 2/3 (in dollar amount) of senior debt holders The plan calls for Egalet to issue new Egalet common stock to satisfy all claims related to the 5.5% and 6.5% convertible debt and a portion of the senior secured debt Egalet plans to reduce its senior debt by $34 million to a total of $95 million of senior secured debt (including the $45 million to be issued as part of the Iroko Acquisition purchase price) The pre-arranged reorganization will require Court approval, and such approval is a condition to closing the Iroko Acquisition Egalet management expected to remain with changes to Board composition • • • • Anticipate closing in the first quarter of 2019 1. Please refer to the Company’s Form 8-k filed with the Securities and Exchange Commission on October 31, 2018 for additional information. © Copyright 2019. Egalet Corporation 18

Capital Restructure Old Egalet New Egalet $20 MM © Copyright 2019. Egalet Corporation 19 Equity Senior Secured Convertible New Equity New Senior Secured 49% 19.38% 31.62% $49 MM Iroko $50 MM $45 MM $80 MM

~Same Expenses1 More Potential Revenue with NEW OLD 1. Assumes Iroko Acquisition and Restructuring are consummated on terms substantially similar to those currently proposed in the Plan of Reorganization filed October 30, 2018. © Copyright 2019. Egalet Corporation 20 Marketed Products Two Six Primary Focus Abuse-deterrent opioids NSAIDs Senior Debt $129 Million $95 Million Operating Expenses ~$61 Million ~$64 Million Projected Annual Revenue $43 Million $80 - $90 Million

Positioned to Leverage Commercial Competencies Reposition to capitalize on market opportunity Leverage current commercial infrastructure Add four approved NSAIDs Maintain similar operating expense Reduce total debt Increase potential annual revenue $80 and $90 million © Copyright 2019. Egalet Corporation 21

Thank You @EgaletCorp Egalet.com © Copyright 2019. Egalet Corporation 22